Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this amendment to annual report of Heritage Bankshares, Inc. (the “Company”) on Form 10-K/A (Amendment No. 1) for the year ending December 31, 2008, as filed with the Securities Exchange Commission (the “Report”), I, John O. Guthrie, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2009	/s/ John O. Guthrie
John O. Guthrie,
Chief Financial Officer

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